UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2008

METHODE ELECTRONICS, INC.
(Exact name of registrant as specified in its charter)

Delaware State or Other Jurisdiction of Incorporation	0-2816 Commission File Number	36-2090085 IRS Employer Identification Number
7401 West Wilson Avenue, Chicago, Illinois 60706
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (708) 867-6777
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Asset and Share Purchase Agreement
     On September 30, 2008, Methode Electronics, Inc., a Delaware corporation (the “Company”) entered into an Asset and Share Purchase Agreement (the “Purchase Agreement”) with Hetronic Holding LLC, an Oklahoma limited liability company (“Hetronic Holding”), Hetronic International, Inc., an Oklahoma corporation (“Hetronic International”), Hetronic USA, Inc., an Oklahoma corporation (“Hetronic USA”), Hetronic West, Inc., an Oklahoma corporation (“Hetronic West”), Hetronic Europe GmbH, a German company with limited liability (“Hetronic Europe”), Hetronic Malta Limited, a limited liability company incorporated and registered in Malta (“Hetronic Malta”), and Max Heckl (the “Shareholder”). Pursuant to the Purchase Agreement, the Company purchased substantially all of the assets and properties (other than certain excluded assets) and assumed certain specified liabilities of Hetronic International, Hetronic USA, Hetronic West, Hetronic Europe and Hetronic Malta (collectively, the “Sellers”), as well as a substantial majority of the issued and outstanding stock of Hetronic Asia Manufacturing & Trading Corp., a corporation incorporated in the Republic of the Philippines (“Hetronic Asia,” together with the Sellers, collectively the “Target Companies”), for an aggregate purchase price of $53,638,673 in cash and assumed liabilities (the “Acquisition”).
     The Acquisition was completed simultaneously with entry into the Purchase Agreement, and was effective as of 11:59 p.m., Central Time, on September 30, 2008.
     The Target Companies are engaged in the business of developing, manufacturing, marketing and selling industrial safety radio remote control products for many different industries, such as material handling, transportation, mining, military agriculture and constructions. These products are used to manage and operate equipment such as tower cranes, overhead cranes, concrete pumps, work platforms, container handling equipment and other specialty equipment.
     The Purchase Agreement includes, among other things, customary representations and warranties, covenants (including non-competition and non-solicitation obligations) and indemnification provisions.
Item 7.01 Regulation FD Disclosure
     On October 1, 2008, the Company issued a press release announcing the Acquisition, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.
     The information set forth under this Item 7.01 “Regulation FD Disclosure” attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1      Press Release, dated October 1, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METHODE ELECTRONICS, INC.
Date: October 1, 2008	By:	/s/ Douglas A. Koman
Douglas A. Koman
Chief Financial Officer